Exhibit 10.2

FIRST AMENDMENT AND WAIVER

TO THE

LOAN AND SECURITY AGREEMENT

BETWEEN

GENERAL EMPLOYMENT ENTERPRISES, INC., TRIAD PERSONNEL SERVICES, INC.,
BUSINESS MANAGEMENT PERSONNEL, INC., BMPS, INC., BMCH, INC., BMCHPA, INC.,
AND TRIAD LOGISTICS, INC.

AND

KELTIC FINANCIAL PARTNERS II, LP

DATED AS OF SEPTEMBER 27, 2013

Effective Date: December 31, 2013

FIRST AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT

RECITALS:

GENERAL EMPLOYMENT ENTERPRISES, INC., a corporation organized under the laws of the State of Illinois (“GEE”), TRIAD PERSONNEL SERVICES, INC., a corporation organized under the laws of the State of Illinois (“TPS”), BUSINESS MANAGEMENT PERSONNEL, INC., a corporation organized under the laws of the State of Ohio (“BUMPS”), BMPS, INC., a corporation organized under the laws of the State of Ohio (“BMPSOH”), BMCH, INC., a corporation organized under the laws of the State of Ohio (“BMCH”), BMCHPA, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“BMCHPA”), and TRIAD LOGISTICS, INC., a corporation organized under the laws of the State of Ohio (“Triad”, and collectively with the foregoing, “Borrower”) and KELTIC FINANCIAL PARTNERS II, LP, a Delaware limited partnership (“Lender”), are parties to a Loan and Security Agreement dated as of September 27, 2013 (the “Credit Agreement”), in connection with which Borrower delivered a Revolving Credit Note dated September 27, 2013 in a maximum principal amount of $6,000,000 (the “Revolving Credit Note”), and other agreements, documents and instruments in connection therewith (all of the foregoing, as the same may be amended, restated, or otherwise modified from time to time to be collectively referred to as the “Loan Documents”).

Pursuant to Section 8.1 of the Credit Agreement Borrower is prohibited from incurring Indebtedness except for Indebtedness expressly permitted by the terms of Section 8.1, and pursuant to Section 8.7 of the Credit Agreement Borrower is prohibited from paying any interest on, any principal of or any other amount payable in connection with any Indebtedness not expressly permitted by the terms of Section 8.1.  As evidenced by a Promissory Note dated January 15, 2014 by GEE to Terry V. Norstrud in the original principal amount of $150,000 (the “Norstrud Note”), Borrower incurred Indebtedness in violation of Section 8.1 of the Credit Agreement, and repaid said Indebtedness.

Pursuant to Section 8.20 of the Credit Agreement Borrower is required to satisfy certain “EBITDA” covenants as contained therein.  Borrower has failed to satisfy Section 8.20 of the Credit Agreement for the measurement period ending on December 30, 2013, 2013 (the “2013 EBITDA Default”).

Borrower has requested that (i) Lender waive all “Defaults” and “Events of Default” (as such terms are defined in the Credit Agreement) under the Loan Documents in connection with Borrower’s issuance of the Norstrud Note and the incurrence and repayment of the Indebtedness evidenced thereby, (ii) Lender waive all Defaults and Events of Default under the Loan Documents in connection with the occurrence of the 2013 EBITDA Default, (iii) Lender modify the prohibitions on the repayment of Indebtedness under the Credit Agreement, and (iv) Lender modify the EBITDA covenants under the Credit Agreement.  Upon the terms and conditions contained in this First Amendment and Waiver (this “Agreement”) Lender shall agree to the foregoing.

AGREEMENT:

1.        Defined Terms.  Unless otherwise defined in the Recitals or in the body of this Agreement, all capitalized terms shall have the meanings ascribed to such terms in the Loan Documents.

2.       Waiver.  Subject to the terms, conditions, representations and warranties contained in this Agreement, Lender hereby agrees to waive all Defaults and Events of Default occurring under the Loan Documents in connection with Borrower’s issuance of the Norstrud Note and incurrence of the Indebtedness evidenced thereby, and the occurrence of the 2013 EBITDA Default.

3.        Reserved

4.        EBITDA Covenant.  Section 8.20 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

“8.20.            EBITDA.  Permit EBITDA as of and for:

(a) The six (6) consecutive calendar month period ending on March 31, 2014, to be less than Two Hundred Ninety Five Thousand and 00/100 Dollars ($295,000.00);

(b) The nine (9) consecutive calendar month period ending on June 30, 2014, to be less than Seven Hundred Ten Thousand and 00/100 Dollars ($710,000.00);

(d) The Fiscal Year ending on September 30, 2014, to be less than Eight Hundred Ninety Thousand and 00/100 Dollars ($890,000.00); and

(e) For any period commencing on or after October 1, 2014, no less than such amounts as are established by Lender for such period based on the annual financial projections including such period delivered by Borrower pursuant to Section 6.6, above.  Borrower acknowledges and agrees that the above EBITDA covenant levels, and Lender’s adjustment in accordance with the preceding sentence, have been established by Lender based on Borrower’s operations as conducted on the Effective Date, and that any material change to such operations, whether by Strategic Acquisition or otherwise, will necessitate an adjustment by Lender of the above EBITDA covenant levels, and that Lender will make such adjustments in Lender’s permitted discretion.”

5.        Reimbursement of Lender.  As consideration for Lender’s waiver of the 2013 EBITDA Default and amendment of the Credit Agreement described above, and pursuant to Section 10.10 of the Credit Agreement, Borrower shall (a) pay to Lender on the date hereof a fee in the amount of Fifteen Thousand and 00/100 Dollars ($15,000.00), and (b) reimburse, indemnify and hold Lender harmless for the reasonable fees and costs and expenses incurred by Lender for the services of legal professionals engaged by Lender in connection with the negotiation and preparation of this Agreement.  With respect to any amount required to be paid or reimbursed by Borrower pursuant to the foregoing provisions of this paragraph 5, it is hereby agreed that Lender may charge any such amount to the Revolving Credit on the dates such payment is due or such reimbursement is made.

6.        Effective Date.  This Agreement shall be effective as of December 31, 2013.

7.        Specificity of Provisions.  The waiver and amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Credit Agreement or any of the documents referred to therein, or (b) prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Credit Agreement or any or any other Loan Document.  From and after the effective date of this Agreement, whenever the Credit Agreement is referred to in the Credit Agreement or in any of the other Loan Documents, it shall be deemed to mean the Credit Agreement as modified by this Agreement.

8.        Binding Effect of Loan Documents. Borrower hereby acknowledges and agrees that upon giving effect to this Agreement, the Credit Agreement, the Revolving Credit Note and each Loan Document shall continue to be binding upon such Borrower and shall continue in full force and effect.

9.        No Other Events of Default. Borrower hereby represents and warrants that upon giving effect to the terms and provisions of this Agreement no default or Event of Default shall have occurred and be continuing under the terms of the Credit Agreement.

10.    Choice of Law.  This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the internal laws of the State of New York without regard to conflicts of law principles.

11.    Counterparts.  This Agreement may be executed by one or more the parties to this Agreement on any number of separate counterparts, each of which shall be considered an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers.

LENDER:

KELTIC FINANCIAL PARTNERS II, LP
By:   Keltic Financial Services, LLC, its general partner

By:

Name:

Its:

Date:

BORROWER:

GENERAL EMPLOYMENT ENTERPRISES, INC.	TRIAD PERSONNEL SERVICES, INC.

By:	By:

Name:	Name:

Its:	Its:

Date:	Date:

BUSINESS MANAGEMENT PERSONNEL, INC.	BMPS, INC.

By:		By:

Name:		Name:

Its:		Its:

Date:		Date:

BMCH, INC.	BMCHPA, INC.

By:	By:

Name:	Name:

Its:	Its:

Date:	Date:

TRIAD LOGISTICS, INC.

By:

Name:

Its:

Date: